EXHIBIT 1

                                   MANAGERS OF
                NET2PHONE HOLDINGS, L.L.C. AS OF OCTOBER 23, 2001

         The name, position, principal occupation and business address of each manager of Net2Phone Holdings, L.L.C. is set forth below.

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Name                  Position                 Principal Occupation             Business Address
----                  --------                 --------------------             ----------------

Howard S. Jonas       Manager                  Chairman of the Board and        c/o Net2Phone Holdings,
                                               Treasurer of IDT Corporation     L.L.C.
                                                                                400 North Stephanie
                                                                                Street, Suite 235,
                                                                                Henderson, Nevada 89014

Joyce J. Mason        Manager                  General Counsel, Senior Vice     c/o Net2Phone Holdings,
                                               President,  Secretary and        L.L.C.
                                               Director of IDT Corporation      400 North Stephanie
                                                                                Street, Suite 235,
                                                                                Henderson, Nevada 89014

Michael Fischberger   Manager                  Chief Operating Officer of       c/o Net2Phone Holdings,
                                               IDT Corporation                  L.L.C.
                                                                                400 North Stephanie
                                                                                Street, Suite 235,
                                                                                Henderson, Nevada 89014

Anthony S. Davidson   Manager                  Chief Financial Officer, Vice    c/o Net2Phone Holdings,
                                               President, Secretary and         L.L.C.
                                               Director  of IDT Investments     400 North Stephanie
                                               Inc.                             Street, Suite 235,
                                                                                Henderson, Nevada 89014

Anthony Werner        Manager                  Chief Technology Officer         c/o Liberty Media Corporation
                                               of Liberty Media Corporation     1300 Liberty Boulevard
                                                                                Englewood, CO 80112
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